As filed with the Securities and Exchange Commission on March 11, 2019

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23175

MATRIX ADVISORS FUNDS TRUST
(Exact name of registrant as specified in charter)

10 Bank Street, Suite 590, White Plains, NY			10606
(Address of principal executive offices)			(Zip code)

David A. Katz 10 Bank Street, Suite 590 White Plains, NY 10606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1(800) 366-6223

Date of fiscal year end:	June 30

Date of reporting period:	December 31, 2018

Item 1. Reports to Stockholders.

MATRIX ADVISORS
DIVIDEND FUND

10 Bank Street, Suite 590 • White Plains, NY 10606 • Tel. (212) 486-2004 • Fax (212) 486-1822

February 8th, 2019

Dear Fellow Shareholder:

The Matrix Advisors Dividend Fund posted a loss of -10.76% for the fourth quarter and -5.36% for the calendar year, outperforming the Russell 1000 Value Index -11.72% and -8.27% over the same time periods. It also outperformed the more growth/tech-oriented S&P 500 Index in the 4th quarter -13.52%, but modestly lagged that benchmark for the full year -4.38%. Looking back over the year, though we are not happy to report negative results, the Matrix Advisors Dividend Fund performed as designed, while generating high and growing income. The Fund's portfolio was more protective on the way down and we expect it to fully participate in any upcoming market recovery. Assets in the Fund grew to over $12 million from $8.5 million at the start of 2018.

We are optimistic about the Fund's prospects in 2019. At year end, the Fund's portfolio was trading at its highest embedded appreciation potential since inception. Historically, high embedded appreciation levels have been a positive indicator on a going forward basis.

Disclosure Note:

For your information, for the period ended December 31, 2018, the Fund's average annual total returns for the one year and for the period from October 13, 2016, the inception of Matrix Asset Advisors' involvement with the Fund were -5.36% and +5.96%, respectively. For the same period the returns for the S&P 500 Index were -4.38% and +9.74%. For the same periods the returns for the Russell 1000 Value Index were -8.27% and +5.64%, respectively.

Gross Expense Ratio:	2.51%
Net Expense Ratio:	0.90	%**

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-366-6223 or by visiting www.matrixadvisorsdividendfund.com.

** The Advisor has contractually agreed to reduce fees through 10/31/19.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The Fund's Net Asset Value on 12/31/18 was $21.52.

The attached commentary provides a thorough discussion on what drove our 2018 returns and why we think the Fund is well positioned going forward.

Our Fund should continue to benefit from the growing stream of dividend income and profits from its high-quality portfolio holdings. We anticipate solid results from all our portfolio sectors in the coming year, with particularly strong performance from Communications Services, Energy, Financials and Industrials (among last year's worst performing portfolio sectors).

We also believe that it will be another year of market volatility, an environment where our Dividend portfolio has proved its value by defending well during periods of market turbulence.

Global economic growth is clearly slowing, but we think it will continue to show modest expansion with very solid numbers in the U.S. The market's decline is factoring in a much weaker outlook than we believe is in the cards and has created a tremendous buying opportunity, in our opinion.

MATRIX ADVISORS
DIVIDEND FUND

The risks we see in the equity market are like last year's: a flare-up in geopolitical tensions including confrontations over trade policies, higher than expected inflation and interest rates, and periodic sharp declines as psychology swings from optimism to concern on disappointing economic data or profit reports that miss expectations and the timing of the next economic downturn. An additional concern this year, is the possibility that special counsel Robert Mueller's report will allege criminal activity by the President or his close associates. However, we think many of these concerns are already reflected in stock's depressed prices and further downside is limited.

Matrix partners and associates are among the Fund's largest shareholders and our interests are directly aligned with yours. We believe the current portfolio should be positioned to return to favorable investment returns in the years to come. We thank you for your continued support and confidence in the Fund.

Best wishes for a healthy, happy and prosperous 2019.

Sincerely,

David A. Katz, CFA
Fund Manager

Past performance is not a guarantee of future results.

Earnings growth is not representative of the Fund's future performance.

Please refer to the Schedule of Investments in this report for details on fund holdings. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The information provided herein represents the opinion of the Matrix Advisors Dividend Fund management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The S&P500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Price to earnings (P/E) ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Earnings per share (EPS) is the portion of a company's profit allocated to each share of common stock.

Embedded appreciation potential for a Matrix stockholding is the percentage difference between a stock's current market price and our estimate of the stock's underlying intrinsic value (target price). We average this for the entire portfolio to calculate the portfolio's embedded appreciation potential, or the percentage upside if all stocks were to reach their target price.

Cash flow is the net amount of cash and cash-equivalents moving into and out of a business.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value. The value of the Fund may decrease in response to the activities and financial prospects of an individual company. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Strategies focusing on dividend-paying stocks may fall out of investor favor, which may negatively affect the performance of stocks that pay dividends. In addition, the Advisor may incorrectly judge whether a company will be able to continue paying dividends or the amount of such dividends, which may cause losses for the Fund.

The Matrix Advisors Dividend Fund is distributed by Quasar Distributors, LLC.

MATRIX ADVISORS
DIVIDEND FUND

Matrix Advisors Dividend Fund, Inc.
Capital Markets Commentary and Quarterly Report:
4th Quarter and 2018 Annual Review

The stock market1 turned sharply lower in Q4, erasing all the gains made earlier in the year, and ended the year with a loss and its worst annual performance in the past decade.

In Q4, the Matrix Advisors Dividend Fund was down, but less than the Russell 1000 Value Index and the more growth/tech-weighted S&P 500 Index. For the full year, the Fund outperformed the Russell 1000 Value Index and modestly lagged the S&P 500 Index.

Despite economic data affirming the strength of the U.S. economy, investor confidence was badly shaken by the escalation of the ongoing trade war with China, signs of decelerating global economic growth, and the President's public dispute with the chairman of the Federal Reserve over the direction of interest rates.

Adding to investor concerns were year-end resignations from key members of the President's team, including his Chief of Staff and the Secretary of Defense, the partial government shut-down over the President's insistence on building a border wall, and expectations that the newly elected Democratic majority in the House of Representatives will be less business friendly and spend the next two years holding hearings to investigate the President's alleged misdeeds.

For the first twenty-one months of the Trump Administration, the President's disruptive, chaotic style of management was given a pass by investors who were enthusiastic about his pro-business agenda of lower taxes and less regulation. In Q4, the constant turmoil and confrontation cast a dark cloud over the market's psychology. Any negative news was a reason to sell and positive developments were overlooked. Our expectation is that if the Administration and China can agree on a framework to resolve trade issues, the financial markets will return to a far more positive mindset and be far less impacted by the Washington news flow.

As we survey the landscape, we are very optimistic about the year ahead. From a bottom up basis, we see so many good investment opportunities. The stock market's decline and strong earnings have lowered the S&P 500 forward P/E multiple from 18.2x at the beginning of last year to 14.4x at year-end, well below the 20-year average of 15.8x2. From our Matrix portfolio perspective, the appreciation potential in our Dividend Fund is at a level that have historically preceded favorable returns.

Earnings growth is expected to slow from the super-charged gain of over 20% in 2018 fueled by lower taxes, to an estimated 7.6%2 advance this year, but this is still above the long-term average. To put 2019's estimated growth in perspective, the average annual earnings per share (EPS) growth of the S&P 500 since 2001 is 6.9%3.

Importantly, while the S&P 500's slowing earnings growth is being cited as a bearish indicator, the data shows that for the period 1937-2018, there is a near zero correlation between annual earnings growth and stock market's return in the given time period. Other considerations like P/E, interest rates and inflation have been more predictive drivers of return.

1  For the purposes of this commentary, all references to the stock market's performance pertains to the S&P 500 Index.

2  Source: JP Morgan - Guide to the Markets.

3  Source: JP Morgan - Guide to the Markets. Data period 2001 - 2017.

MATRIX ADVISORS
DIVIDEND FUND

The U.S. economy is still strong with the latest Fed estimate of GDP growth for 2019 at +2.3%, revised slightly down from 2.5% and compared to the estimated 2.9% growth for 20184. Unemployment is expected to remain below 4% next year with rising wages. Consumer confidence remains historically high and retail sales this holiday season are estimated to have been up more than 5% from a year ago, the strongest increase in six years5.

The stock market's Q4 decline was broad-based with all S&P 500 sectors down except Utilities. The Technology sector, which has been a top performer for several years, was among the worst performing sectors after several market favorites lowered guidance and politicians became more vocal about the need for regulation to protect user privacy. For the full year, the best performing sectors were Heath Care and Utilities. Financials and Energy were two of the worst performing sectors.

During the quarter the Federal Reserve raised interest rates for the fourth time in 2018, by another 0.25%. The ten-year Treasury yield at year-end was 2.68%, up from 2.41% at the end of last year but down significantly from the 2018 high of 3.24% on November 8.

The price of oil collapsed in Q4 on concerns that the market would be oversupplied when the President unexpectedly granted waivers to buy sanctioned Iranian oil after he had pushed Saudi Arabia to significantly increase its production in the fall to bring down prices. For the full year, Brent, the global benchmark, declined by 20% to $53.80 a barrel.

Matrix Portfolio and Outlook

We are expecting a strong rebound from the portfolio this year as we believe prices are unduly depressed. We believe the underlying businesses in the Fund's portfolio are performing much better than indicated by their share prices.

In the most recent quarter, more than 80% of the companies in our Fund beat consensus earnings estimates and 67% beat revenue expectations, versus 77% for the S&P 500 Index on earnings and 47% on revenues.

We believe the combination of strong business fundamentals, growing earnings, cash flows and dividends, and attractive valuations, position the portfolio very well for the upcoming year.

We think the market and our Fund will likely end the year meaningfully higher and that the recovery from the Q4 sell-off may occur faster than many expect.

We anticipate good results from all The Fund's portfolio sectors in the coming year, with particularly strong performance from Energy, Financials and Industrials (among last year's worst performing portfolio sectors).

Energy shares collapsed with the price of oil after the President waived sanctions against Iranian oil and Saudi Arabia significantly increased its production at his request to lower prices in the fall. The resulting oversupply was blamed by stock market bears as another indicator of a weakening economy and a lack of demand. We believe that conclusion is wrong, that demand for oil will continue to grow in 2019, and that oil prices may rebound quickly. OPEC has announced meaningful planned supply cuts, and steady demand should bring higher prices. In the first two weeks of 2019 (through 1/10/19), oil has already gained over 22% from its late December lows. We think oil prices will likely trade in the $50 to $75 per barrel range for the year. As prices drift higher, oil stocks should be due for a sharp recovery.

4  Source: JP Morgan, NY Times 12/31/18 "The Year in Charts"

5  Source Mastercard Spending Pulse for the period Nov. 1 - Dec. 24th, Wall Street Journal December 26th, 2018

MATRIX ADVISORS
DIVIDEND FUND

Financials are one of the Fund's largest portfolio sector weighting for a reason. We think investors are dramatically underestimating the strength of their business franchises, the quality of their current loan portfolios and their earnings power relative to very depressed stock prices. While it is easy to get overly negative after a period of weakness, we point out that three of the smartest investors, analysts and managers in the Financial sector, Warren Buffett, Michael Mayo (analyst) and Jamie Dimon (JP Morgan's CEO) are the most upbeat about the group that we have heard in a decade. Buffett, who always puts his money where his mouth is (and is arguably one of the most successful investors of the past 50 years), has been making very significant increases to the group in the past year and as of his most recent filing6 has about 40% plus percent of his investment portfolio in Financials with overlaps to many of our holdings.

Industrials stocks declined on fears that the trade war with China will impair their performance or even lead to recession. We think the earnings from our Industrial companies will paint a much different picture than the market imagines.

Last, we strongly believe that Value should reverse its underperformance vs. Growth, providing a nice tailwind for the portfolio in 2019.

Our Fund's dividend income strategy should continue to benefit from the growing stream of dividend income and profits from its high-quality portfolio holdings. We are expecting another year of stock market volatility and believe the Fund should be able to weather this volatility in a more protective manner then the market. Although the Fund held up better than the market during the decline, we believe many of the holdings are still selling at unduly depressed levels. We expect them to move meaningfully higher in a stock market recovery.

The risks we see in the equity market are like last year's: a flare-up in geopolitical tensions including confrontations over trade policies, higher than expected inflation and interest rates, and periodic sharp declines as psychology swings from optimism to concern on disappointing economic data or profit reports that miss expectations and the timing of the next economic downturn. An additional concern this year is the possibility that special counsel Robert Mueller's report will allege criminal activity by the President or his close associates. However, we think many of these concerns are already reflected in stock's depressed prices and further downside is limited.

We remain cautious about fixed income investments as we think the bond yield decline is overdone and expect yields to start moving higher through 2019. We greatly prefer high quality and short to intermediate term maturities for the upcoming year.

Our 2019 Outlook

•  We think that the global economy should slow in 2019 and that corporate earnings growth should moderate to a mid to high single digit rate.

•  If we get any sort of resolution in trade issues with China (which we expect), we think that the U.S. economic expansion should continue.

•  We expect continued market volatility as investors react to more frequent earnings disappointments, news about progress or set-backs on trade negotiations and domestic political battles. We would look for several ups and downs of 3-5% or more along the way, but ultimately look for returns to be better than historic averages and believe stocks could have low double-digit to mid-teens returns for the year (Remember earnings were up over 20% in 2018, yet stocks were down, so there is a lot of room for multiple expansion in 2019).

6  9/30/18 Berkshire Hathaway 13f.

MATRIX ADVISORS
DIVIDEND FUND

•  As has often been the case after sharp sell-offs (especially non-economically driven declines), we look for the stock market to rebound at a faster and more robust pace than most are anticipating.

•  Value has had its most extended period of being out of favor versus Growth since post World War II. With the Value vs. Growth differential at historic peaks, we look for Value to spring back and return to favor in a meaningful way this year. We believe some of 2018's biggest laggards like Financials, Energy and Industrials should lead the market higher in the upcoming 12 months. We also expect good things from Communications Services and select Technology. We think Health Care should slow from its 2018 leadership and are wary of interest-sensitive groups like Utilities and REITS.

•  We think the Fund should have a strong bounce back year reflecting solid business fundamentals and extreme levels of undervaluation.

•  Outside of the U.S., after miserable 2018 returns, we are also expecting better things from the international equity markets and believe emerging markets are also poised for a recovery.

•  We look for the Fed to continue to have an upward rate bias, but at a very slow pace driven by positive but moderating economic data. We don't believe the Fed will derail the economy or the stock market.

•  We think intermediate and long-term bond rates should drift higher.

Fund Performance:

Semi-Annual Review

The Fund declined by -3.42% in the last six months of 2018 compared to -6.69% for the Russell 1000 Value Index and -6.85% for the S&P 500 Index.

During the six-month period, the Fund's best performing sectors were Consumer Discretionary, Consumer Staples, Health Care, Technology and Communication Services. The worst performing sectors were Energy, Financials and Industrials.

We sold the Fund's positions in Target, Chevron and Duke Energy and initiated a position in Schlumberger.

The 4th Quarter and Year in Review

The Matrix Advisors Dividend Fund finished a challenging year with reasonable relative results. The Fund was down in the quarter and full year, but less than the Russell 1000 Value Index for both time periods. When compared to the S&P 500, the Fund also outperformed that benchmark in Q4, and after lagging for much of the year ended modestly behind that Index. Looking back over the year, though we are not happy to report negative results, the Fund performed as designed, while generating high and growing income. The portfolio was more protective on the way down and we expect it to fully participate in any upcoming market recovery.

We are optimistic about the portfolio's prospects in 2019. At year end, the portfolio was trading at its highest targeted appreciation potential since inception. Historically, high targeted appreciation levels have preceded good market and portfolio returns.

MATRIX ADVISORS
DIVIDEND FUND

We also believe that it will be another year of market volatility, an environment where we feel our Dividend Fund can add value by being more protective during periods of market turbulence.

In 2018, the Fund's portfolio holdings showed good dividend growth during the year, up 9.35%. This followed a 5.67% dividend growth for the portfolio in 2017.

Looking ahead, we expect another positive year for earnings and increasing dividends in 2019, though not as robust as last year which was souped-up by a lower corporate tax rate and high government spending.

In Q4, the Fund's only positive return sector was Consumer Staples. The next best performing sectors were Health Care and Communication Services. The worst performing sectors in the quarter were Energy, Technology, Industrials and Financials.

For all of 2018, Health Care, Technology and Consumer Discretionary showed positive returns. The worst performing sectors were Energy, Financials and Industrials.

During the quarter we started a position in Schlumberger (SLB). The company's share price had significantly lagged Energy stocks throughout the year creating a rare opportunity to buy this world class oil services company at a very attractive price for the portfolio. After our purchase the shares continued to decline. Ultimately, we expect our initial purchase to be very profitable and expect a strong recovery from the current very depressed share price.

At year end, SLB's dividend yield was 5.5%. We expect the shares to rebound sharply as the price of oil recovers. To fund this purchase, we sold our investment in Chevron, a great integrated oil company but with a similar business mix to some other Energy holdings in the portfolio and with less upside, in our opinion, than Schlumberger. We also scaled back positions in Cisco and Merck.

We added to positions in AT&T, Gilead Sciences, MetLife, Qualcomm and UPS.

We believe the Fund's strategy is ideal for conservative, income-oriented equity investors. We believe, the portfolio should be more protective than the S&P 500 during very uncertain times, while still allowing for meaningful appreciation over time. We also think the highly diversified portfolio is well positioned to have favorable performance in a rising rate environment which we anticipate over the next few years.

  *  *  *

We would like to take this opportunity to wish each of you a happy, healthy, productive, peaceful and prosperous New Year. We are truly grateful for your confidence and trust, and are committed to keeping it, and earning it, every day.

MATRIX ADVISORS
DIVIDEND FUND

Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing cost including advisory fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from July 1, 2018 to December 31, 2018.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE	ACTUAL PERFORMANCE	HYPOTHETICAL PERFORMANCE (5% RETURN BEFORE EXPENSES)
Beginning Account Value (7/1/18)	$1,000.00	$1,000.00
Ending Account Value (12/31/18)	$965.80	$1,020.67
Expenses Paid During Period[1]	$4.46	$4.58

(1)  Expenses are equal to the Fund's annualized expense ratio of 0.90% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the "period").

MATRIX ADVISORS
DIVIDEND FUND

SECTOR BREAKDOWN
Health Care	18.9%
Financials	18.1%
Consumer Staples	15.8%
Information Technology	15.1%
Industrials	11.7%
Energy	11.0%
Communication Services	8.9%
Total Investments	99.5%
Short-Term Investments, net of Other Assets	0.5%
Total Net Assets	100.0%

The table above lists sector allocations as a percentage of the Fund's total investments as of December 31, 2018.

MATRIX ADVISORS
DIVIDEND FUND

Schedule of Investments

December 31, 2018 (Unaudited)

SHARES	VALUE
COMMON STOCKS - 99.5%
BANK (MONEY CENTER): 5.0%
6,150 JPMorgan Chase & Co.	$600,363
BANK (REGIONAL): 3.9%
10,900 BB&T Corp.	472,188
BANK (SUPER REGIONAL): 4.8%
12,600 Wells Fargo & Co.	580,608
BEVERAGES: 4.1%
4,500 PepsiCo, Inc.	497,160
BIOTECHNOLOGY: 3.9%
7,600 Gilead Sciences, Inc.	475,380
COMPUTER PERIPHERALS: 1.6%
1,650 IBM	187,556
COMPUTER SOFTWARE AND SERVICES: 4.4%
5,250 Microsoft Corp.	533,243
DIVERSIFIED OPERATIONS: 2.7%
3,050 United Technologies Corp.	324,764
DRUG: 12.9%
6,800 AbbVie, Inc.	626,891
5,675 Merck & Co., Inc.	433,627
11,200 Pfizer, Inc.	488,880
1,549,398
FOOD PROCESSING (RETAIL): 3.5%
10,800 General Mills, Inc.	420,552
HOUSEHOLD PRODUCTS: 8.2%
4,500 Kimberly-Clark Corp.	512,730
5,100 The Procter & Gamble Co.	468,792
981,522

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Schedule of Investments

December 31, 2018 (Unaudited) – Continued

SHARES	VALUE
INSURANCE (DIVERSIFIED): 4.4%
13,000 MetLife, Inc.	$533,780
MANUFACTURING - MISCELLANEOUS: 4.7%
8,300 Eaton Corp. Plc	569,878
MEDICAL SUPPLIES: 2.1%
2,000 Johnson & Johnson	258,100
OIL & GAS SERVICES: 2.6%
8,800 Schlumberger Ltd.	317,504
PETROLEUM (INTEGRATED): 5.9%
3,300 Exxon Mobil Corp.	225,027
8,100 Royal Dutch Shell Plc - ADR	485,514
710,541
PETROLEUM (PRODUCING): 2.5%
4,900 Occidental Petroleum Corp.	300,762
TELECOMMUNICATION SERVICES: 8.9%
20,000 AT&T, Inc.	570,800
9,000 Verizon Communications, Inc.	505,980
1,076,780
TELECOMMUNICATIONS (EQUIPMENT): 9.1%
12,700 Cisco Systems, Inc.	550,290
9,600 QUALCOMM, Inc.	546,336
1,096,626
TRANSPORTATION SERVICES: 4.3%
5,250 United Parcel Service, Inc. - Class B	512,033

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Schedule of Investments

December 31, 2018 (Unaudited) – Continued

SHARES	VALUE
TOTAL COMMON STOCKS (Cost $12,177,617)	$11,998,738
SHORT-TERM INVESTMENTS - 0.9%
107,235 First American Government Obligations Fund, Class X - 2.36%*	107,235
TOTAL SHORT-TERM INVESTMENTS (Cost $107,235)	$107,235
TOTAL INVESTMENTS (Cost $12,284,852): 100.4%	12,105,973
LIABILITIES IN EXCESS OF OTHER ASSETS: (0.4)%	(51,870)
TOTAL NET ASSETS: 100.0%	$12,054,103

ADR - American Depositary Receipt

* Rate quoted is seven-day yield at period end

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Statement of Assets and Liabilities

At December 31, 2018 (Unaudited)

ASSETS:
Investments in securities, at value (cost $12,284,852)	$12,105,973
Receivables:
Fund shares sold	9,020
Due from advisor	5,413
Dividends and interest	19,871
Prepaid expenses	16,090
Total assets	12,156,367
LIABILITIES:
Payables:
Investments purchased	72,553
Accrued expenses:
Audit fees	7,058
Fund administration fees	6,593
Reports to shareholders	5,978
Transfer agent fees	5,550
Other expenses	4,532
Total liabilities	102,264
NET ASSETS	$12,054,103
Number of shares, $0.01 par value, issued and outstanding (unlimited shares authorized)	559,976
Net Asset Value, Offering Price and Redemption Price Per Share	$21.53
COMPONENTS OF NET ASSETS:
Paid in capital	$12,153,315
Total distributable earnings	(99,212)
Net Assets	$12,054,103

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Statement of Operations

For the Six Months Ended December 31, 2018 (Unaudited)

INVESTMENT INCOME
INCOME
Dividend income	$195,341
Interest income	1,323
Total income	196,664
EXPENSES
Advisory fees	35,493
Federal and state registration fees	13,761
Fund administration fees	12,602
Transfer agent fees	10,297
Fund accounting fees	10,138
Legal fees	7,562
Audit fees	7,058
Reports to shareholders	6,260
Custodian fees	2,482
Trustees' fees and expenses	1,859
Other expenses	2,756
Total operating expenses	110,268
Less: Expense reimbursement by advisor	(57,028)
Net expenses	53,240
Net investment income	143,424
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	125,609
Net change in unrealized appreciation/depreciation on investments	(768,416)
Net realized and unrealized loss on investments	(642,807)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(499,383)

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Statement of Changes in Net Assets	SIX MONTHS ENDED DECEMBER 31, 2018	YEAR ENDED JUNE 30, 2018
	(Unaudited)
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$143,424	$186,618
Net realized gain (loss) on investments	125,609	(17,594)
Net change in net unrealized appreciation/depreciation on investments	(768,416)	335,251
Net increase (decrease) in net assets resulting from operations	(499,383)	504,275
NET DISTRIBUTIONS TO SHAREHOLDERS	(178,047)	(217,656	)(1)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,891,263	4,165,493
Proceeds from reinvestment of distributions	175,393	217,368
Cost of shares redeemed	(31,624)	(376,343)
Net increase from capital share transactions	2,035,032	4,006,518
Total increase in net assets	1,357,602	4,293,137
NET ASSETS
Beginning of period	10,696,501	6,403,364
End of period	$12,054,103	$10,696,501	(2)
CHANGE IN SHARES
Shares outstanding, beginning of period	472,774	299,774
Shares sold	80,739	179,663
Shares issued on reinvestment of distributions	7,830	9,596
Shares redeemed	(1,367)	(16,259)
Shares outstanding, end of period	559,976	472,774

(1)  Includes net investment income distribution of $179,644, and net realized gain distribution of $38,012.

(2)  Includes accumulated undistributed net investment income ot $6,275.

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Financial Highlights

For a capital share outstanding throughout each year/period

	SIX MONTHS ENDED DECEMBER 31, 2018		YEAR ENDED JUNE 30, 2018	PERIOD OCTOBER 13, 2016(a) THROUGH JUNE 30, 2017
	(Unaudited)
Net asset value, beginning of the year/period	$22.62		$21.36	$20.00
Income (loss) from investment operations:
Net investment income	0.29	(b)	0.50 (b)	0.35	(b)
Net unrealized gain (loss) on investments	(1.04)		1.33	1.33
Total from investment operations	(0.75)		1.83	1.68
Less distributions:
Dividends from net investment income	(0.16)		(0.46)	(0.32)
Distributions from realized gain	(0.18)		(0.11)	—
Total distibutions	(0.34)		(0.57)	(0.32)
Net asset value, end of year/period	$21.53		$22.62	$21.36
Total return	(3.42	)%(c)	8.59%	8.41	%(c)
Ratios/supplemental data:
Net assets, end of year/period (millions)	$12.1		$10.7	$6.4
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.86	%(d)	2.51%	3.66	%(d)
After expense reimbursement	0.90	%(d)	0.90%	0.90	%(d)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(1.46	)%(d)	(0.57)%	(0.47	)%(d)
After expense reimbursement	2.42	%(d)	2.18%	2.29	%(d)
Portfolio turnover rate	8	%(c)	6%	7	%(c)

(a)  Commencement of operations.

(b)  Calculated using the average shares method.

(c)  Not Annualized

(d)  Annualized

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements (Unaudited)

NOTE 1 – ORGANIZATION

The Matrix Advisors Dividend Fund (the "Fund") is a series of Matrix Advisors Funds Trust (the "Trust"), which was organized on July 20, 2016 as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act"). The Trust is a diversified, open-end management investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the "FASB") Accounting Standard Codification Topic 946 "Financial Services – Investment Companies". The Fund commenced operations on October 13, 2016. The objective of the Fund is to seek current income and capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

A.  Security Valuation.

Securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading. Securities traded on the NASDAQ Stock Market, LLC ("NASDAQ") are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Quotations of foreign securities currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an independent pricing service or reporting agency. Foreign currency exchange rates generally are valued at the last sale price at the close on an exchange on which the security is primarily traded. Securities traded on an exchange for which there have been no sales are valued at the mean between the the last reported bid and the asked quotes, or the last sale price when appropriate.

Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by the Trust's Valuation Committee and the Pricing Committee of Matrix Asset Advisors, Inc. (the "Advisor" or "Matrix"), the Fund's investment advisor, in accordance with procedures approved by the Board of Trustees of the Trust. In determining fair value, the Fund takes into account all relevant factors and available information. Consequently, the price of the security used by the Fund to calculate its net asset value ("NAV") per share may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security's fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective NAVs as determined by those funds for purchase and/or redemption orders placed on that day, in accordance with the 1940 Act.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements (Unaudited), Continued

B.  Share Valuation.

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund's shares will not be priced on the days on which the New York Stock Exchange ("NYSE") is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund's NAV per share.

C.  Federal Income Taxes.

The Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2017 – 2018) or expected to be taken in the Fund's 2019 tax returns. The Fund identifies its major tax jurisdictions as U. S. Federal, New York State and New York City. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.  Use of Estimates.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

E.  Security Transactions, Investment Income, and Distributions.

Security transactions are accounted for on the trade date. The Fund expects to make distributions of net investment income, if any, quarterly, and distributions of net capital gains, if any, at least annually. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. U.S. GAAP requires that permanent financial reporting and tax differences be reclassified in the capital accounts.

F.  Indemnification Obligations.

Under the Fund's organizational documents, its current and former Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements (Unaudited), Continued

G.  Recent Accounting Pronouncements.

In August 2018, the Securities and Exchange Commission (the "SEC") issued Final Rule Release No. 33-10532, Disclosure Update and Simplification, which in part amends certain disclosure requirements of Regulation S-X that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The effective date for these disclosures is November 5, 2018. Management has adopted these amendments on the Fund's financial statements.

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has adopted these amendments on the Fund's financial statements.

H.  Subsequent Events.

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the Statement of Asset and Liabilities were issued and determined that no events have occurred that require disclosure.

NOTE 3 – AGREEMENTS AND RELATED PARTY TRANSACTIONS

The Fund has entered into an investment advisory agreement ("Advisory Agreement") with the Advisor. Under the Advisory Agreement, the Advisor has overall responsibility for the general management and investment of the Fund's portfolio, subject to the supervision of the Board of Trustees. The Fund compensates the Advisor for its services at the annual rate of 0.60% of its average daily net assets, payable on a monthly basis in arrears. For the six months ended December 31, 2018, the Fund accrued $35,493 in advisory fees.

The Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement between the Advisor and the Fund, the Advisor has contractually agreed to waive its fees or reimburse Fund expenses until at least October 31, 2019, to ensure that Total Annual Fund Operating Expenses (exclusive of interest, acquired fund fees and expenses, distribution and/or service (12b-1) fees, leverage and tax expenses, dividend and interest expenses on short positions, brokerage commissions and extraordinary expenses) will not exceed 0.90% of the Fund's average daily net assets (the "Expense Limit"). Any waiver of advisory fees or reimbursement of Fund expenses by the Advisor may be recouped in subsequent years if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the lesser of (i) the Expense Limit in effect at the time of the waiver or reimbursement and (ii) the Expense Limit in effect at the time of recoupment is made. The Advisor is permitted to recoup fees waived and

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements (Unaudited), Continued

expenses reimbursed in the prior three fiscal years. Any such recoupment will be reviewed by the Board of Trustees. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any recoupment of fees waived or expenses reimbursed. This arrangement can be terminated only by, or with the consent of, the Board of Trustees.

In connection with the expense limitation, the Advisor is eligible to recover expenses waived for three years following the month in which the expenses were originally waived. The Advisor will only be able to recover previously waived expenses if the Fund's then current expense ratio is below the 0.90% expense cap. At December 31, 2018, the cumulative amount available for reimbursement that has been paid and/or waived is $302,824. Currently, the Advisor has agreed not to seek reimbursement of such fee reductions and/or expense payments. The Advisor may recapture a portion of this amount no later than the dates stated below:

June 30
2020	2021	2022
$108,102	$137,694	$57,028

The Fund's Chief Compliance Officer ("CCO") receives no compensation from the Fund; however, the Administrator was paid $1,333 for the six months ended December 31, 2018 for CCO support services.

NOTE 4 – INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term obligations and U.S. Government securities, for the six months ended December 31, 2018, are as follows:

	Purchases	Sales
Common Stock	$2,896,181	$885,789

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2018, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$10,065,771
Gross tax unrealized appreciation	1,019,874
Gross tax unrealized depreciation	(430,996)
Net tax unrealized appreciation on investments	588,878
Undistributed ordinary income	6,275
Undistributed long-term capital gains	—
Total Distributable Earnings	6,275
Other accumulated losses	(16,935)
Total Accumulated Earnings/Losses	$578,218

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements (Unaudited), Continued

The difference between book and tax unrealized appreciation is attributable primarily to the tax deferral of losses on wash sale adjustments.

As of June 30, 2018, the Fund had $16,935 of capital loss carryover which may offset future net capital gains, if any, to the extent provided by treasury regulations and no post-October losses which are deferred until fiscal year 2019 for tax purposes. Capital losses incurred after October 31 ("post-October losses") within that taxable year are deemed to arise on the first day of the Fund's next taxable year.

As of June 30, 2018, the Fund had no qualified late-year ordinary losses, which are deferred until fiscal year 2019 for tax purposes. Net late-year losses incurred after December 31 within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

The tax character of distributions paid during the six months ended December 31, 2018 and the year ended June 30, 2018 were as follow:

	December 31, 2018	June 30, 2018
Distributions Paid From:
Ordinary Income*	$111,747	$217,656
Long-Term Capital Gain	$66,300	$—
	$178,047	$217,656

*  For tax purposes, short-term capital gains are considered ordinary income.

The Fund may use earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

NOTE 6 – FAIR VALUE

The Fund has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set forth a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used to value the asset or liability. These standards state that "observable inputs" reflect the assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. "Unobservable inputs" reflect the Fund's own assumptions about the inputs market participants would use to value the asset or liability.

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements (Unaudited), Continued

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 –  Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 –  Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayments speeds, credit risk, yield curves, default rates and similar data.

Level 3 –  Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's net assets as of December 31, 2018.

Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity
Common Stock*	$11,998,738	$—	$—	$11,998,738
Total Equity	$11,998,738	$—	$—	$11,998,738
Short-Term Investments	$107,235	$—	$—	$107,235
Total Investments in Securities	$12,105,973	$—	$—	$12,105,973

*  Please refer to the Schedule of Investments for a breakout of common stocks by industry classification.

MATRIX ADVISORS
DIVIDEND FUND

Additional Information (Unaudited)

PROXY VOTING INFORMATION

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Fund. You may obtain a description of these procedures and how the Fund voted proxies relating to the portfolio securities during the most recent period ended June 30 (once available), free of charge, by calling toll-free 1-800-366-6223. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. This information is also available, without charge, by calling toll-free, 1-800-366-6223.

BOARD CONSIDERATION OF THE CONTINUATION OF THE INVESTMENT ADVISORY AGREEMENT

The Investment Advisory Agreement between the Matrix Advisors Funds Trust (the "Trust"), on behalf of the Matrix Advisors Dividend Fund (the "Fund"), and Matrix Asset Advisors, Inc. (the "Advisor") continues in effect from year to year, if such continuation is approved at least annually by the Trust's Board of Trustees (the "Board" or the "Trustees") at an in-person meeting called for that purpose and also by a vote of a majority of trustees who are not "interested persons" of the Trust within the meaning of the Investment Company Act of 1940, as amended (the "Independent Trustees").

At an in-person meeting held on August 22, 2018, the Board reviewed and discussed numerous documents that had been requested and provided prior to the meeting, including the Investment Advisory Agreement, a memorandum prepared by counsel to the Fund and the Independent Trustees ("Fund Counsel") discussing in detail the Board's fiduciary obligations and the factors they should assess in considering the renewal of the Investment Advisory Agreement, information provided by the Advisor in response to a request for information made on behalf of the Independent Trustees by Fund Counsel, including: (i) a profitability analysis of the Fund prepared by the Advisor with respect to the Fund and the Investment Advisory Agreement; (ii) comparative information about the Fund's performance, advisory fee and expense ratio; (iii) information regarding fees charged by the Advisor for advisory services provided to other clients; (iv) the Advisor's best execution and trading policies; (v) the Advisor's risk management system and related policies; (vi) the Advisor's compliance program monitoring and the chief compliance officer's annual compliance program review; (vii) financial information relating to the Advisor and the Advisor's financial contributions to the Fund; (viii) information regarding the Advisor's soft-dollar practices and commissions paid by the Fund during the year ended June 30, 2018; (ix) a copy of the Advisor's Form ADV; (x) the Advisor's disaster recovery plan and related testing; and (xi) other pertinent information. In addition, the Board received information periodically throughout the year that was relevant to the Investment Advisory Agreement renewal process, including performance, management fee and other expense information.

MATRIX ADVISORS
DIVIDEND FUND

Additional Information (Unaudited), Continued

The Independent Trustees met separately in executive session with Fund Counsel to consider the renewal of the Investment Advisory Agreement. Based on its evaluation of information provided by the Advisor, in conjunction with the Fund's other service providers, the Board, including a majority of the Independent Trustees, unanimously approved the continuation of the Investment Advisory Agreement for an additional one-year period.

In considering the Investment Advisory Agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors noted below.

1)  The Nature, Extent and Quality of Services Provided by the Advisor to the Fund.

The Board reviewed the nature and extent of the services provided by the Advisor under the terms of the Fund's Investment Advisory Agreement and the quality of those services over the past year. The Board noted that the services include managing the investment and reinvestment of the Fund's assets; the provision of reports to the Board regarding the Advisor's performance of its obligations under the Investment Advisory Agreement; and the compensation of officers and trustees of the Trust who are affiliated persons of the Advisor. The Board evaluated these factors based on its direct experience with the Advisor and in consultation with Fund Counsel. The Board also considered the Advisor's compliance program, including risk management, and the efforts of the Fund's chief compliance officer and the Advisor's retention of an independent compliance consulting firm. The Board concluded that the nature and extent of the services provided under the Investment Advisory Agreement were reasonable and appropriate in relation to the advisory fee and that the quality of services provided by the Advisor continues to be satisfactory. The Board considered the personnel responsible for providing advisory services to the Fund, including the qualifications and experience of the portfolio managers of the Fund (David A. Katz, Lon F. Birnholz, Jordan F. Posner, Steven Roukis, and Stephan J. Weinberger), and concluded, based on its experience and interaction with the Advisor, that: (i) the Advisor was able to retain quality investment personnel; (ii) the Advisor exhibited a high level of diligence and attention to detail in carrying out its advisory responsibilities under the Investment Advisory Agreement; (iii) the Advisor was responsive to requests of the Board; and (iv) the Advisor had kept the Board apprised of developments relating to the Fund and the industry in general. The Board also focused on the Advisor's reputation, relationship with the Fund, overall compliance culture and experience managing a separate open-end mutual fund (Matrix Advisors Value Fund, Inc.).

2)  Investment Performance of the Fund and the Advisor.

The Board reviewed the investment performance of the Fund, both on an absolute basis and as compared to a peer group for the year-to-date and one-year periods ended June 30, 2018. The peer group was selected using data from Morningstar, Inc. based on a range of criteria including Morningstar classification (large value fund classification), primary distribution channel, load structure (all retail, no-load funds without Rule 12b-1 plans), and asset size. This peer group was compiled by the Fund's administrator, U.S. Bancorp Fund Services LLC d/b/a U.S. Bank Global Fund Services ("Fund Services"). The Board observed that the Fund underperformed the peer group average and median for the year-to-date period but outperformed the peer group average and underperformed the peer group median for the one-year period. The Board also reviewed the historical performance of an applicable composite of other separately-managed accounts of the Advisor that were similar to the Fund in terms of investment strategy. The Board considered the portfolio

MATRIX ADVISORS
DIVIDEND FUND

Additional Information (Unaudited), Continued

commentary provided at each quarterly Board meeting, and the Advisor's analysis of the Fund's performance. The Board noted continued discussions with the Advisor throughout the year regarding the Fund's performance, and the Advisor's commitment to review the strategies and investment selection process for the Fund. The Board also considered composite performance information and observed the performance of the Advisor's dividend income composite was in line with performance of the Fund. After considering all factors related to the performance of the Fund, the Board concluded that the performance obtained by the Advisor for the Fund was satisfactory under current market conditions.

3)  The Cost of the Advisory Services and the Profits Realized by the Advisor from the Relationship with the Fund.

In connection with the Board's consideration of the level of the advisory fee, the Board considered a number of factors. The Board considered the Fund's advisory fee of 0.60% of the Fund's average daily net assets and the Fund's contractual limitation on total operating expenses (excluding acquired fund fees and expenses, leverage interest, taxes, brokerage commissions and extraordinary expenses) of 0.90% of the Fund's average daily net assets. The Board compared the level of the advisory fee for the Fund against the advisory fees charged to: (i) funds in the peer group; and (ii) other separately-managed accounts of the Advisor with investment strategies similar to the Fund's investment strategy. The Board also considered comparative total fund expenses of the Fund and the peer group. The Board acknowledged that it was difficult to make precise comparisons with other funds since the exact nature of services provided under the peer group fund agreements is often not apparent. In assessing this information, the Board considered both the comparative contractual rates as well as the level of the advisory fees after waivers and/or expense reimbursements.

The Board noted that the advisory fee of 0.60% charged by the Advisor was reasonable and was lower than both the median (0.69%) and the average (0.715%) among the peer group, and the Fund's total expense ratio (net of fee waivers) of 0.90% was lower than both the median (1.00%) and the average (1.214%) of the peer group. The Board also noted that the Advisor waived all advisory fees in accordance with its operating expense limitation agreement, and, as a result, no net fees were paid to the Advisor by the Fund. The Board considered that through these subsidies, the Advisor had reimbursed the Fund significant amounts since the Fund's inception. The Board also noted that the Advisor bears the cost for the fees associated with the Fund's participation on various no-transaction fee platforms. The Board also reviewed the schedules of fees charged to other separately-managed accounts of the Advisor with investment strategies similar to the Fund's investment strategy. The Board noted the additional services provided to the Fund including, but not limited to, the provision of Fund officers and the oversight of the Fund's other service providers, including Fund Services. The Board noted that the average fee the Advisor charges for its dividend income separately managed equity accounts was below but generally in-line with the Fund's advisory fee.

The Board also considered the profitability to the Advisor arising out of its relationship with the Fund, noting the Advisor was not realizing a profit in connection with management of the Fund. The Board noted that the Advisor is financially sound and has maintained adequate profits levels to support its services to the Fund from the revenue of its overall investment advisory business, despite subsidizing the Fund's operations. In light of all of these factors, the Board concluded that the level of the advisory fee was fair and reasonable.

MATRIX ADVISORS
DIVIDEND FUND

Additional Information (Unaudited), Continued

4)  The Extent to Which Economies of Scale will be Realized as the Fund Grows and Whether Fee Levels Reflect those Economies of Scale.

With respect to the Board's consideration of economies of scale, the Board considered that through fee waivers, the Advisor was in effect providing access to economies of scale to the Fund and its shareholders that would not otherwise be realized until the Fund reached significantly higher asset levels. The Board noted the economies of scale analysis was not material to the Board's consideration given the Fund's current asset level. The Board determined to periodically reassess whether the advisory fee appropriately takes into account any such economies of scale.

5)  Benefits Derived from the Advisor's Relationship with the Fund and Other Factors.

The Board considered the direct and indirect benefits that could be derived by the Advisor from its association with the Fund, including greater name recognition. The Board also discussed the Advisor's brokerage practices and best execution obligations, noting the benefits the Advisor may receive through the provision of brokerage and research services to the Advisor by brokers executing transactions on behalf of the Fund. The Board concluded that the benefits the Advisor may receive appear to be reasonable and in many cases may benefit the Fund.

Based on a consideration of all of these factors in their totality, the Board, including all of the Independent Trustees, determined that the Fund's advisory fee was fair and reasonable with respect to the quality of services that the Advisor provides and in light of the other factors described above that the Board deemed relevant and, therefore, renewal of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders. The Board, including all of the Independent Trustees, based its decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

MATRIX ADVISORS
DIVIDEND FUND

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required or permitted by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared by those entities with nonaffiliated third parties.

Board of Trustees
David A. Katz, CFA
Larry D. Kieszek
T. Michael Tucker
David S. Wyler

•

Investment Advisor
Matrix Asset Advisors, Inc.
10 Bank Street, Suite 590
White Plains, NY 10606
(800) 366-6223

•

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212
•

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

•

Administrator
U.S. Bancorp Fund Services, LLC
2020 East Financial Way, Suite 100
Glendora, CA 91741

•

Independent Registered Public
Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

•

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202-5207

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Semi-Annual Report

MATRIX ADVISORS

DIVIDEND FUND

December 31, 2018

10 Bank Street, Suite 590
White Plains, NY 10606

Ticker Symbol: MADFX
Cusip: 57681H108

Beginning in February 2021 for the Fund, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you invest through a financial intermediary, you may elect to receive shareholder reports and other communications electronically from the Fund by contacting your financial intermediary. If you invest directly with the Fund, you will receive shareholder reports electronically beginning in February 2021.

You may elect to receive all future shareholder reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Fund, calling 1-800-366-6223 to let the Fund know of your request.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)               Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)               Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant’s Form N-CSR filed March 8, 2017.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matrix Advisors Funds Trust

By	/s/ David A. Katz
David A. Katz, President

Date	March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David A. Katz
David A. Katz, President

Date	March 8, 2019